UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2004

                           ENZON PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    0-12957              22-2372868
(State or other jurisdiction of      (Commission           (IRS Employer
        incorporation)                File Number)          Identification)



                685 Route 202/206, Bridgewater, New Jersey 08807
               (Address of principal executive offices) (Zip Code)


       (Registrant's telephone number, including area code: (908) 541-8600

           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

Robert L. Parkinson has resigned from our Board of Directors in order to assume his new responsibilities as Chairman & Chief Executive Officer of Baxter International Inc., effective April 23, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 23, 2004

                                            By: /s/ Kenneth J. Zuerblis
                                                ---------------------------
                                                Kenneth J. Zuerblis
                                                Vice President, Finance and
                                                Chief Financial Officer